UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Welbilt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2227 Welbilt Boulevard, New Port Richey, Florida 34655

(Address of principal executive offices) (ZIP code)

(727) 375-7010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on July 14, 2021, Welbilt, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ali Holding S.r.l., an Italian società a responsabilità limitata (“Ali”), Ali Group North America Corporation, a Delaware corporation and a wholly owned subsidiary of Ali (“Acquiror”), and Ascend Merger Corp. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Acquiror. On July 28, 2022, pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Acquiror.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on July 14, 2021 and is incorporated by reference herein.

On March 3, 2022, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Pentair Commercial Ice LLC, a Delaware limited liability company (the “Buyer”), and Pentair plc, an Irish public limited company. Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company agreed to sell and assign to Buyer or its designee certain assets, equity interests, rights, properties and liabilities compromising the Company’s Manitowoc Ice business for a purchase price of $1.6 billion (the “Ice Transaction”), subject to certain adjustments. On July 28, 2022, the Company completed the Ice Transaction immediately prior to the completion of the Merger.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on July 28, 2022, the Company repaid in full all outstanding amounts under its Credit Agreement, dated March 3, 2016, between Manitowoc Foodservice, Inc., the subsidiary borrowers party thereto, the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, Goldman Sachs Bank USA, as syndication agent, HSBC Bank USA, N.A., Citibank, N.A. and Coöperatieve Rabobank U.A., New York Branch, as co-documentation agents, and JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, HSBC Securities (USA) Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners, as amended from time to time (the “Existing Credit Agreement”), and terminated the Existing Credit Agreement and all commitments by the Lenders to extend further credit thereunder in accordance with its terms. Any guarantees, liens and other security in connection therewith were terminated and/or released, as applicable.

The Existing Credit Agreement is more fully described in the Company’s Current Report on Form 8-K filed with the SEC on March 9, 2016, which description is incorporated herein by reference. The description of the Existing Credit Agreement incorporated by reference is not complete and is subject to and entirely qualified by reference to the full text of the Existing Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share (each, a “Share”) of Class A Common Stock, par value $0.01 per share (“Company Stock”), was canceled and converted into the right to receive $24.00 per Share in cash, without interest (the “Merger Consideration”), (ii) each outstanding option to purchase Company Stock, whether vested or unvested, was canceled and converted into the right to receive an amount in cash equal to the per share Merger Consideration less the exercise price per share of Company Stock of such option, (iii) each outstanding restricted stock award and restricted stock unit award with respect to Company Stock was vested and converted into the right to receive an amount in cash equal to the per share Merger Consideration, and (iv) each outstanding performance stock unit award with respect to Company Stock was canceled and converted into the right to receive an amount in cash equal to the product of the per share Merger Consideration and the number of shares of Company Stock earned pursuant to such performance stock unit award, assuming the maximum level of performance is achieved.

The information set forth in the Introductory Note of this Current Report on Form 8-K with respect to the completion of the Ice Transaction is incorporated herein by reference into this Item 2.01.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The Company’s outstanding 9.500% Senior Notes due 2024 (the “Notes”) will be redeemed in full on August 4, 2022 under the indenture governing the Notes. In addition, the information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of the New York Stock Exchange (“NYSE”) that the Merger had been completed and requested that NYSE delist the Company Stock. As a result, trading of Company Stock, which traded under the ticker symbol “WBT” on NYSE, was suspended after the close of trading on July 28, 2022. In addition, the Company requested that NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the shares of the Company Stock from NYSE and deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the Company Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

At the Effective Time, each holder of Company Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on July 14, 2021 and is incorporated by reference herein.

Item 5.01. Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Dino Bianco, Joan Chow, Cynthia Egnotovich, Janice Fields, Brian Gamache, William C. Johnson and Andrew Langham) ceased to be directors of the Company, and Filippo Berti and Bradford D. Willis became directors of the Company.

Also in connection with the Merger and as contemplated by the Merger Agreement, upon the consummation of the Merger, Filippo Berti became the Chairman, President and Chief Executive Officer and Bradford D. Willis became the Chief Financial Officer, Treasurer and Secretary of the Company. William C. Johnson (President and Chief Executive Officer), Martin D. Agard (Executive Vice President and Chief Financial Officer), Joel H. Horn (Executive Vice President, General Counsel and Corporate Secretary) and Jennifer Gudenkauf (Executive Vice President and Chief Human Resource Officer) were removed as executive officers of the Company.

Information set forth under Item 2.01 of this Current Report on Form 8-K incorporated herein by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, the Amended and Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in their entirety to be in the form of the bylaws of Merger Sub in effect immediately prior to the Effective Time. The bylaws are attached hereto as Exhibit 3.2.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Item 8.01 Other Events.

On July 29, 2022, Ali issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Welbilt, Inc., dated July 28, 2022
3.2	Amended and Restated Bylaws of Welbilt, Inc., dated July 28, 2022
99.1	Press Release, dated July 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: July 28, 2022	By:	/s/ Bradford D. Willis
Bradford D. Willis
Chief Financial Officer, Treasurer and Secretary